Discontinued Operations	12 Months Ended
Mar. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
18.	DISCONTINUED OPERATIONS

As previously disclosed and discussed elsewhere in this annual report, the Company completed its exit from the home appliance business in January 2012.

In the fiscal periods preceding the Company’s exit from the home appliance business, profit margins had been rapidly decreasing, due at least in part, to the rising cost of raw materials and labor in the PRC, together with the unwillingness or inability of our customers to offset these costs through pricing increases. Customer pricing demands no longer reflected actual production costs and as a result, margins in recent years approached unacceptable levels, with the home appliance segment actually suffering significant losses in fiscal 2011.

In accordance with guidance contained in FASB ASC 205-20 “Discontinued Operations”, the results of operations for the home appliance operations have been excluded from continuing operations and reported as discontinued operations for the current and prior periods.

	2013	2012	2011
	US$	US$	US$
Net Sales	—	53,885,407	43,485,638
Cost of goods sold	—	(44,386,508)	(40,658,730)

Gross profit	—	9,498,899	2,826,908
Selling, general and administrative expenses	—	(6,904,111)	(4,511,573)
Other operating loss	—	—	(31,990)

Operating profit (loss)	—	2,594,788	(1,716,655)
Interest expense, net	—	(2,403)	—
Other income (expense), net	725,773	(1,192,780)	(59,224)
Income tax expenses	—	(25,263)	—

Income (Loss) from discontinued operations	725,773	1,374,342	(1,775,879)

Other income (expense), net in fiscal 2013 represented the sale of equipment and materials that had previously been written off.

An impairment loss of US$1,230,727 was recognized in the income (loss) from discontinued operations in fiscal 2012 for machinery and equipment that was used in the operations of the home appliance segment.